POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Michael B. Bracy
                         Michael B. Bracy








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Joe E. Chenoweth
                         Joe E. Chenoweth








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  O. Holcombe Croswell
                         O. Holcombe Crosswell








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Walter A. DeRoeck
                         Walter A. DeRoeck








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Jack W. Ellis II
                         Jack W. Ellis II








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Mickey P. Foret
                         Mickey P. Foret








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  John P. Gover
                         John P. Gover






                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Joseph M. Grant
                         Joseph M. Grant








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Robert C. Hanna
                         Robert C. Hanna








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  W. Jeffrey Hart
                         W. Jeffrey Hart








                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  T. Milton Honea
                         T. Milton Honea









                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Myra Jones
                         Myra Jones









                        POWER OF ATTORNEY

                        NORAM ENERGY CORP.



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NorAm Energy Corp., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and T. Milton Honea, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance from time to time of up to $500,000,000 of bonds, debentures, notes or similar instruments; shares of the Company's common stock, $.625 par value per share; shares of the Company's preferred stock, $.10 par value per share; and/or guaranties of securities offered by a trust created by the Company, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 31st day of October, 1995.



                         /s/  Larry C. Wallace
                         Larry C. Wallace